UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2009

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	333-129321 (Commission File Number)	84-1473173 (I.R.S. Employer Identification No.)

222 Milwaukee Street, Suite 301

Denver, CO  80206

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 320-7708

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On June 30, 2009, Gold Resource Corporation (the “Company”) entered into a subscription agreement with Hochschild Mining Holdings Limited, a private limited company organized under the laws of England and Wales (“Hochschild”), to sell 5,000,000 shares of its common stock at a price of $4.00 per share, or a total of $20,000,000 (“Subscription Agreement”).  The Subscription Agreement was executed in connection with the exercise by Hochschild of a right of first refusal to provide additional equity funding to the Company granted under the terms of that certain Strategic Alliance Agreement dated December 5, 2008 between the parties (“Strategic Alliance Agreement”).   A copy of the Strategic Alliance Agreement, which contains additional terms and conditions related to the right of first refusal, was filed with the Securities and Exchange Commission under cover of Form 8-K on December 11, 2008.

As set forth in the Subscription Agreement, Hochschild agreed to purchase the 5,000,000 shares of the Company’s common stock in two tranches.  Simultaneously with execution of the Subscription Agreement, the parties held a closing for the purchase and sale of 1,250,000 shares of common stock whereby the Company received gross proceeds of $5,000,000.  The closing for the remaining 3,750,000 shares of common stock is scheduled to take place no later than July 20, 2009.

The Company intends to use the proceeds received from the financing primarily to continue development of the mill and mine at its El Aguila Project in Mexico.  However, the Company agreed to reserve $4,000,000 of the $15,000,000 anticipated gross proceeds from the second closing solely for exploration activities, including drilling, fees and costs related to geologists and sample preparation helpers, construction of drill pad sites and associated roads, assays, construction of a decline ramp, drifts and crosscuts, and associated surface facilities to support underground development and mining.  As set forth in more detail in the Subscription Agreement, the Company and Hochschild have agreed to place the $4,000,000 of proceeds reserved for exploration expenses into a restricted bank account in the name of the Company, for which joint signatures of the Company and Hochschild would be required.  The Company will be required to document that any expenditures from the restricted account have been or will be used for exploration activities, as defined above.

The sale of common stock was made in a transaction that was not registered under the Securities Act of 1933, as amended, (the “Securities Act”).  See Item 3.02 below for additional information about the securities sold pursuant to the Subscription Agreement.  A copy of the Subscription Agreement is attached to this report as Exhibit 10.1.

Item 3.02               Unregistered Sales of Equity Securities

As stated above, on June 30, 2009, the Company agreed to sell 5,000,000 shares of its common stock to Hochschild in a transaction that was not registered under the Securities Act.  Each share of common stock was sold for a price of $4.00, for anticipated gross proceeds to the Company of $20,000,000.  Of that amount, 1,250,000 shares were sold for $5,000,000 on June 30, 2009 and the balance is scheduled to be sold not later than July 20, 2009.  No underwriter or placement agent was involved in the sale of common stock to Hochschild.

The sale of common stock in the private placement was made outside the United States in reliance on the provisions of Regulation S of the Securities Act.  In connection with the sale:

(i)            The offer was not made to a person in the United States and at the time the buy order was originated, the Company believed that the buyer was outside the United States;

(ii)           No directed selling efforts were made in the United States; and

(iii)          (a)           Offering restrictions were implemented; and

(b)           (1) The offer and sale of the securities were not made to a U.S. person or for the account or benefit of a U.S. person; (2) the purchaser of the securities certified that it was not a U.S. person and was not acquiring the securities for the account or benefit of a U.S. person or was a U.S. person who purchased securities in a transaction that did not that did not require registration under the Securities Act; (3) the purchaser of the securities agreed to resell such securities only in accordance with the provision of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration and further agreed not to engage in hedging transactions with regard to said securities unless in compliance with the Securities Act; (4) the Company caused or will cause a legend to be placed on the certificates representing the shares noting the restrictions on transfer in accordance with Regulation S; and (5) the Company is required by contract to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant through an available exemption.

Item 9.01               Financial Statements and Exhibits.

(d)                                                                                 Exhibits.

10.1         Subscription Agreement between the Company and Hochschild dated June 30, 2009.

Cautionary Statement for Purposes of the “Safe Harbor “Provisions of the Private Securities Litigation Reform Act of 1995.

The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results.  Such factors include, among others set forth in the Company’s reports filed with the SEC, the results of its continuing exploration program, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company’s filings with the SEC.  Many of these factors are beyond the Company’s ability to control or predict.  The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION.

Date: July 6, 2009	By:	/s/ William W. Reid
Name: William W. Reid
Title: President

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

10.1	Subscription Agreement between the Company and Hochschild, dated June 30, 2009